Exhibit 99.1

CytoDyn Provides Update on Rosenbaum/Patterson Group Litigation

With Latest SEC and Court Filings, Activist Group Tacitly Admits It Attempted to Hide Critical Information from Shareholders

Forced Disclosures Confirm Illegal “Shadow” Proxy Solicitation and Reveal “Dark Money” Funding the Attempted Hostile Takeover of the Board

New Information Raises Even More Questions About Group’s Motivations and Conflicts of Interest

CytoDyn Continues to Focus on Development of Leronlimab, with Positive Momentum Driven by Recent FDA Response to BLA Resubmission and Potential Near-Term COVID-19 Trials in Brazil and United States

VANCOUVER, Washington – August 19, 2021 – The Board of Directors (the “Board”) of CytoDyn Inc. (OTCQB: CYDY) (“CytoDyn” or the “Company”), a late-stage biotechnology company developing leronlimab, a CCR5 antagonist with the potential for multiple therapeutic indications, today issued the following statement regarding the continued efforts of an activist group led by Paul Rosenbaum and Bruce Patterson (the “Rosenbaum/Patterson Group” or the “Group”) to mislead shareholders and engage in an unlawful proxy contest to replace a majority of the Company’s Board.

“Over the past week, the Rosenbaum/Patterson Group has made several SEC and court filings related to its attempt to unlawfully effectuate a hostile takeover of CytoDyn’s Board. These filings continue the pattern of selective disclosures, misrepresentations and falsehoods that have characterized the Group’s efforts to date. The Group’s new disclosures were intended to retroactively rectify certain violations and omissions we have previously raised – indicating a tacit admission that the Group previously willfully failed to properly disclose material information to shareholders. Shareholders should be asking themselves what else the Rosenbaum/Patterson Group is seeking to hide, and what other critical facts they could be withholding that they simply haven’t been forced to publicly reveal yet?

Consider the following:

•   The Group indirectly admitted that its initial proxy statement was materially misleading to investors. As evidence of this, the Group’s proxy filings include over a dozen pages with corrective and new disclosures. Would these disclosures ever have been made if the Group had not been forced by our lawsuit to correct its misrepresentations?

•   The Group’s new disclosures reveal the “dark money” funding its hostile takeover attempt. Specifically, the Group has now identified the previously undisclosed 71 financing sources of CCTV Proxy Group, LLC (“CCTV”) compared to the only 28 group members disclosed in their Schedule 13D filed with the SEC. CCTV is an entity controlled by Paul Rosenbaum, which is funding the Group’s attempted solicitation. Notably, these financial backers include:

•   Two former CytoDyn directors who were or continue to be in litigation with CytoDyn

•   A law firm called “The Greenan Law Firm”

•   A secretive investment fund called “Eisenberg Investments, LLC”

•   Family members of Paul Rosenbaum and other parties to the Schedule 13D filed in connection with the proxy contest

•   All of the Schedule 13D group members

While the Rosenbaum/Patterson Group claims in its revised proxy statement that these financial backers have “no involvement, control or ability to influence the solicitation being conducted by the Investor Group,” the obvious and potential interconnections with the Schedule 13D group members, nominees and “formal” proxy contest participants of the Group calls the veracity of that statement into question.

•   The new filings raise further questions about the motivations and goals of the Rosenbaum/Patterson Group. For example, it is unclear what the relationship is between the backers of CCTV and the Group. The Group’s filings now state: “We cannot be certain that the other stockholders named in the Schedule 13D will support the Nominees,” yet the Group’s Schedule 13D filed on May 24, 2021 stated the Group “may seek stockholder representation on the Board, as appropriate, including but not limited to through the initiation of a proxy contest at the Issuer’s 2021 annual meeting of stockholders.”

•   The Group admits that its members engaged in a “shadow campaign” to solicit votes from shareholders without having made the required filings to do so. By issuing a corrective proxy filing on August 13, 2021, which included social media posts, the Group is implicitly acknowledging that these posts violated federal securities laws. As a legal matter, all of the Group’s written solicitation activity was required to be identified as such and publicly filed with the SEC the same day. The Group was also forced to admit that that the Reddit user with the alias “/u/superchet,” which was used to moderate a forum regarding the Company and posted comments in favor of the hostile takeover, is in fact Group member Jeffrey P. Beaty. Thus, not only did Group members seek to illegally solicit votes, at least one of them hid behind an anonymous online alias in an attempt to do so without being identified. Lastly, concerned shareholders have made us aware that Paul Rosenbaum and Bruce Patterson conducted secret Zoom conference calls with potential investors to solicit their support to take over the Company’s Board – many weeks, or even months, before the Group filed its Schedule 13D on May 24, 2021.

•   The Group continues to blatantly mislead shareholders about the IncellDx proposal to be acquired by CytoDyn. They now claim that IncellDx’s $350 million proposal was solicited by the Company, which is completely misleading. Dr. Patterson approached the Company’s management team on several occasions to propose that IncellDx be acquired by CytoDyn, which is well documented. The management team, consistent with its fiduciary duties, told Dr. Patterson that IncellDX had to submit a formal proposal in order for the Board to consider such a transaction. Shareholders should be asking themselves why would CytoDyn want to acquire a private entity with under $4 million in revenues and uncertain EBITDA for $350 million?

•   The Group has yet to present a plan for the future of CytoDyn despite continuing its attempt to take control of the Board. In its filings last week, the Group merely said “We look forward to publicly releasing a comprehensive turnaround plan over the coming weeks and months.” The Group echoed this statement in its revised proxy statement filed yesterday. Shareholders must ask themselves why the Group has yet to disclose any of its mysterious plans – nearly three months after its initial Schedule 13D filing announcing its intent to run a proxy contest. If this Group has yet to put forth any business plan for consideration by the shareholders, how many years will be lost in the regulatory advancement of leronlimab?

These myriad issues and open questions make it impossible for shareholders to fully and fairly evaluate the motivations behind and potential conflicts of interests inherent in the Rosenbaum/Patterson Group’s attempts to take over the Board of CytoDyn. We will continue to act in the best interests of all CytoDyn shareholders and will not allow the Rosenbaum/Patterson Group to wage an illegal proxy contest while hiding behind the smokescreen of misleading communications and selective disclosures.

Despite these distractions, we remain focused on what matters most to our Company, shareholders and patients: securing approval for leronlimab and bringing its lifesaving potential to market. Last week we announced more encouraging news on this front, noting that we have received comments from the U.S. Food and Drug Administration (“FDA”) on the Company’s recently submitted dose justification report, an important component to the Company’s resubmission of its Biologics License Application (“BLA”) for HIV. We are confident that we will be able to successfully address these comments, allowing the further advancement of our BLA resubmission.

This news, coupled with the near-term initiation of two important COVID-19 trials in Brazil, and possibly a strong clinical trial in the U.S. for COVID-19 long-haulers, indicates that the next two to three months could be transformative for the Company. We look forward to sharing more information with shareholders soon.”

About CytoDyn
CytoDyn is a late-stage biotechnology company developing innovative treatments for multiple therapeutic indications using leronlimab, a novel humanized monoclonal antibody targeting the CCR5 receptor. CCR5 plays a critical role in the ability of HIV to enter and infect healthy T-cells and appears to be implicated in tumor metastasis and immune-mediated illnesses, such as NASH.

CytoDyn successfully completed a Phase 3 pivotal trial using leronlimab combined with standard antiretroviral therapies in HIV-infected patients who were heavily treatment-experienced individuals with limited treatment options. CytoDyn is working diligently to resubmit its BLA for this HIV combination therapy since receiving a Refusal to File in July 2020 and subsequently meeting with the FDA telephonically to address their written guidance concerning the filing. On July 1, 2021, CytoDyn announced that it had submitted a dose justification report to the FDA, an integral step in the resubmission process for its BLA. CytoDyn also completed a Phase 2b/3 investigative trial with leronlimab used as a once-weekly monotherapy for HIV-infected patients. CytoDyn plans to initiate a registration-directed study of leronlimab monotherapy indication. If successful, it could support a label expansion approval. Clinical results to date from two trials have shown that leronlimab can maintain a suppressed viral load in a sub-population of R5 HIV patients who chose to switch from their daily pills regimen to once-a-week subcutaneous dose of leronlimab. Several patients on leronlimab’s Phase 2b extension arm have remained virally suppressed for almost 7 years and many patients in our Phase 2b/3 investigative trial are passing two and some four years of monotherapy with suppressed viral load.

CytoDyn is also conducting a Phase 2 clinical trial with leronlimab in mTNBC, a Phase 2 basket trial in solid tumor cancers (22 different cancer indications), Phase 2 investigative trial for post-acute sequelae of SARS COV-2, also known as COVID-19 long haulers, and a Phase 2 clinical trial for NASH. CytoDyn has already completed a Phase 2 and Phase 3 trial for mild-to-moderate and severe-to-critical COVID-19 patients, respectively, for which CytoDyn did not meet its primary or secondary endpoints, except for the secondary endpoint in the critically ill subpopulation. More information is at www.cytodyn.com.

Forward-Looking Statements
This press release contains certain forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as “believes,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates” and variations thereof, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Forward-looking statements specifically include statements about leronlimab, its ability to provide positive health outcomes, the possible results of clinical trials, studies or other programs or ability to continue those programs, the ability to obtain regulatory approval for commercial sales, and the market for actual commercial sales. The Company’s forward-looking statements are not guarantees of performance, and actual results could vary materially from those contained in or expressed by such statements due to risks and uncertainties including: (i) the regulatory determinations of leronlimab’s efficacy to treat human immunodeficiency virus (“HIV”) patients with multiple resistance to current standard of care, COVID-19 patients, and metastatic Triple-Negative Breast Cancer (“mTNBC”), among other indications, by the U.S. Food and Drug Administration and various drug regulatory agencies in other countries; (ii) the Company’s ability to raise additional capital to fund its operations; (iii) the Company’s ability to meet its debt obligations; (iv) the Company’s ability to enter into partnership or licensing arrangements with third-parties; (v) the Company’s ability to identify patients to enroll in its clinical trials in a timely fashion; (vi) the Company’s ability to achieve approval of a marketable product; (vii) the design, implementation and conduct of the Company’s clinical trials; (viii) the results of the Company’s clinical trials, including the possibility of unfavorable clinical trial results; (ix) the market for, and marketability of, any product that is approved; (x) the existence or development of vaccines, drugs, or other treatments that are viewed by medical professionals or patients as superior to the Company’s products; (xi) regulatory initiatives, compliance with governmental regulations and the regulatory approval process; (xii) legal proceedings, investigations or inquiries affecting the Company or its products; (xiii) general economic and business conditions; (xiv) changes in foreign, political, and social conditions; (xv) stockholder actions or proposals with regard to the Company, its management, or its board of directors; and (xvi) various other matters, many of which are beyond the Company’s control. The Company urges investors to consider specifically the various risk factors identified in its most recent Form 10-K, and any risk factors or cautionary statements included in any subsequent Form 10-Q or Form 8-K, filed with the Securities and Exchange Commission. Except as required by law, the Company does not undertake any responsibility to update any forward-looking statements to take into account events or circumstances that occur after the date of this press release.

Important Information
CytoDyn intends to file with the SEC a definitive proxy statement and associated proxy card in connection with the solicitation of proxies for the Company’s 2021 Annual Meeting. Details concerning the nominees of the Company’s Board of Directors for election at the 2021 Annual Meeting will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to CytoDyn Inc. at 1111 Main Street, Suite 660, Vancouver, Washington 98660.

Participants in the Solicitation
The Company, its directors and certain of its executive officers will be deemed participants in the solicitation of proxies from stockholders in respect of the 2021 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2021, filed with the SEC on July 30, 2021, and the Company’s definitive proxy statement for the 2020 annual meeting, filed with the SEC on September 1, 2020. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the proxy statement for the 2020 annual meeting, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC, if and when they become available.

CONTACTS
Investors: Cristina De Leon Office: 360.980.8524 ir@cytodyn.com

Media: Dan Zacchei / Joe Germani Sloane & Company dzacchei@sloanepr.com / jgermani@sloanepr.com